EXHIBIT 10.10

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                          SECURITIES PURCHASE AGREEMENT





                                      AMONG





                  UNITED SURGICAL PARTNERS INTERNATIONAL, INC.





                    WELSH, CARSON, ANDERSON & STOWE VII, L.P.



                         WCAS CAPITAL PARTNERS III, L.P.



                              FFT PARTNERS I, L.P.




                                       AND




              THE SEVERAL OTHER PURCHASERS NAMED IN ANNEX I HERETO





                           DATED AS OF MARCH 27, 2000


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                                TABLE OF CONTENTS

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I.    PURCHASE AND SALE OF SECURITIES

      SECTION 1.01  Issuance, Sale and Delivery of Securities
                    the Closing Date.......................................2
      SECTION 1.02  Closing Date...........................................2

I.    REPRESENTATIONS AND WARRANTIES OF THE COMPANY

      SECTION 2.01  Organization, Qualifications and Corporate Power.......5
      SECTION 2.02  Authorization of Agreements, Etc.......................6
      SECTION 2.03  Validity...............................................6
      SECTION 2.04  Authorized Capital Stock...............................7
      SECTION 2.05  Governmental Approvals.................................7
      SECTION 2.06  Financial Statements...................................7
      SECTION 2.07  Events Subsequent to Date of Financial Statements......8
      SECTION 2.08  Actions Pending........................................8
      SECTION 2.09  Trade Secrets..........................................9
      SECTION 2.10  Taxes..................................................9
      SECTION 2.11  Other Agreements.......................................9
      SECTION 2.12  Title to Properties....................................9
      SECTION 2.13  Compliance with Laws, Etc..............................9
      SECTION 2.14  Affiliated Transactions................................9
      SECTION 2.15  Brokers' or Finders' Fees..............................9
      SECTION 2.16  Disclosure............................................10

III.  REPRESENTATIONS AND WARRANTIES OF THE PURCHASERS

      SECTION 3.01  Authorization.........................................10
      SECTION 3.02  Validity..............................................10
      SECTION 3.03  Investment Representations............................11
      SECTION 3.04  Governmental Approvals................................12
      SECTION 3.05  Brokers' or Finders' Fees.............................12

III.  CONDITIONS PRECEDENT

      SECTION 4.01  Conditions Precedent to the Obligations of the
                    Purchasers............................................12
      SECTION 4.02  Conditions Precedent to the Obligations of the
                    Company...............................................14

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                                                                            PAGE
V.    COVENANTS

      SECTION 5.01  Financial Statements, Reports, Etc....................17
      SECTION 5.02  Rights of Inspection..................................18
      SECTION 5.03  Notice of Certain Events..............................18
      SECTION 5.04  Use of Proceeds.......................................19
      SECTION 5.05  Consents and Approva1s................................19
      SECTION 5.06  Compliance with Laws..................................19
      SECTION 5.07  Preemptive Rights.....................................19
      SECTION 5.08  Management Fee........................................20

VI.   MISCELLANEOUS

      SECTION 6.01  Expenses, Etc.........................................20
      SECTION 6.02  Survival of Agreements................................21
      SECTION 6.03  Parties in Interest...................................21
      SECTION 6.04  Notices...............................................21
      SECTION 6.05  Waiver of Prior Preemptive Rights.....................22
      SECTION 6.06  Entire Agreement; Modifications.......................22
      SECTION 6.07  Assignment............................................22
      SECTION 6.08  Counterparts..........................................22
      SECTION 6.09  Governing Law.........................................22

TESTIMONIUM

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                    INDEX TO EXHIBITS, ANNEXES AND SCHEDULES

EXHIBIT          DESCRIPTION

   A             Form of 10% Senior Subordinated Note
   B             Form of Amendment No. 6 to Amended and Restated
                 Registration Rights Agreement
   C             Form of Third Amended and Restated Stockholders
                 Agreement D
   D             Form of Certificate of Amendment to the
                 Certificate of Incorporation

ANNEX            DESCRIPTION

  I              Purchasers
 II              Shares Purchased

SCHEDULE         DESCRIPTION

 2.01(b)         Company Ownership of Stock or Other Interests
 2.04(a)         Ownership of Capital Stock of Company
 2.04(b)         Rights, Warrants, Options, Etc.
 2.05            Government Approvals
 2.06            Financial Statements
 2.07            Events Subsequent to Date of Financial Statements
 2.08            Actions Pending
 2.12            Title to Properties
 2.14            Affiliated Transactions
 2.15            Brokers' or Finders' Fee
 3.03(d)         Certain Purchasers
 3.05            Brokers' or Finders' Fee

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      SECURITIES PURCHASE AGREEMENT, dated as of March 27, 2000, among UNITED
SURGICAL PARTNERS INTERNATIONAL, INC., a Delaware corporation (the "Company"), WELSH, CARSON, ANDERSON & STOWE VII, L.P., a Delaware limited partnership ("WCAS VII"), FFT PARTNERS I, L.P., a Delaware limited partnership, FFT EXECUTIVE PARTNERS I, L.P., a Delaware limited partnership (together with FFT Partners I, L.P., "FFT Partners"), WCAS CAPITAL PARTNERS III, L.P., a Delaware limited partnership ("WCAS CP III") and the several other purchasers named in Annex I hereto (such purchasers, WCAS VII, FFT Partners and WCAS CP III being hereinafter at times referred to individually as a "Purchaser" and collectively as the "Purchasers").

      WHEREAS, the Company is engaged in the business of owning and operating hospitals and/or surgical centers and acquiring additional hospitals and/or surgical centers and other businesses related thereto (collectively, the "Business");

      WHEREAS, the Company desires to sell to the Purchasers (other than WCAS CP
III) on the Closing Date (as hereinafter defined), and such Purchasers desire to purchase from the Company, on the terms and subject to the conditions set forth therein, an aggregate 20,000 shares of Series C Convertible Preferred Stock, $.01 par value ("Series C Preferred Stock") of the Company at a purchase price of $1, 000 per share;

      WHEREAS, the Company desires to sell to WCAS CP III on the Closing Date, and WCAS CP III desires to purchase from the Company, on the terms and subject to the conditions set forth therein, (i) a 10% Senior Subordinated Note substantially in the form attached hereto as Exhibit A (such note and any note issued in substitution therefor being hereinafter called a "Note") in the principal amount of $36,000,000 and (ii) an aggregate of 1,500,000 shares of Class A Common Stock, $.01 par value per share (the "Common Stock", and together with the Series C Preferred Stock, the "Shares"), of the Company; and

      WHEREAS, the Company has agreed to use the proceeds from the sale of the Securities all in order to finance the expansion of the Business through additional acquisitions or for certain operating expenses approved by the Board of Directors of the Company;

      WHEREAS, the Purchasers, severally and not jointly, wish to purchase the Securities (as hereinafter defined), all on the terms and subject to the conditions hereinafter set forth;

      NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, the parties hereto hereby agree as follows:

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                                    ARTICLE I


                        PURCHASE AND SALE OF SECURITITES


      SECTION 1.01 ISSUANCE. SALE AND DELIVERY OF SERIES C PREFERRED STOCK ON THE CLOSING DATE. (a) Subject to the terms and conditions set forth herein, on the Closing Date, the Company shall issue, sell and deliver to each Purchaser (other than WCAS CP III), and each Purchaser (other than WCAS CP III) shall purchase from the Company the number of shares of Series C Preferred Stock set forth opposite the name of such Purchaser on Annex II hereto under the heading "Number of Series C Preferred Shares" at a purchase price of $1,000 per share. On the Closing Date, the Company shall issue a certificate or certificates in definitive form, registered in the name of each Purchaser (other than WCAS CP
III), evidencing the securities being purchased by each such Purchaser hereunder.

             (b) As payment in full for the shares of Series C Preferred Stock being purchased by each Purchaser (other than WCAS CP III) hereunder on the Closing Date, and against delivery thereof as aforesaid, on the Closing Date, each Purchaser (other than WCAS CP III) shall (i) pay to the Company, by wire transfer of immediately available funds to an account or accounts designated by the Company, the amount set forth opposite the name of such Purchaser on Annex II hereto under the heading "Cash Purchase Price".

            SECTION 1.02 ISSUANCE SALE AND DELIVERY OF THE NOTE AND COMMON
STOCK TO WCAS CP III ON THE CLOSING DATE. (a) Subject to the terms and conditions set forth herein, on the Closing Date, the Company shall issue, sell and deliver to WCAS CP III, and WCAS CP III shall purchase from the Company the Note and an aggregate 1,500,000 shares of Common Stock (said securities, together with the Shares and the Note, being hereinafter collectively called the "Securities"), for an aggregate purchase price of $36,000,000. On the Closing Date, the Company shall issue the Note and a certificate representing 1,500,000 shares of Common Stock, in each case registered in the name of WCAS CP III.

            (b) On the Closing Date, as payment in full for the Note and the shares of Common Stock being purchased by it, and against delivery of the Note and certificates for such shares of Common Stock as aforesaid, WCAS CP III shall pay to the Company $36,000,000 by wire transfer of immediately available funds to an account designated by the Company.

                    SECTION 1.03 CLOSING DATE. The closing of the sale and purchase of the Securities shall take place at the offices of Reboul, MacMurray, Hewitt, Maynard & Kristol, 45 Rockefeller Plaza, New York, New York, at 10 a.m., New York time, on March 27, 2000, or at such other date and time as may be mutually agreed upon among the Purchasers and the Company (such closing being herein called the "Closing" and such date and time being herein called the "Closing Date").

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                                       II


                REPRESENT A TIONS AND W ARRANTIES OF THE COMPANY


            The Company represents and warrants to the Purchasers as follows:

            SECTION 2.01 ORGANIZATION QUALIFICATIONS AND CORPORATE POWER. (a) The Company is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Delaware and is duly licensed or qualified in each jurisdiction in which the nature of its business or the ownership of its properties makes such licensing or qualification necessary, except where the failure to be so licensed or qualified would not have a material adverse effect on its ability to carry on its business. The Company has the corporate power and authority to own and hold its properties, to carry on its business as currently conducted and to execute and deliver this Agreement, the Note, Amendment No. 6 to Amended and Restated Registration Rights Agreement dated as of the date hereof substantially in the form attached hereto as Exhibit C (the "Registration Rights Agreement Amendment") among the Company and the several other parties named therein and the Third Amended and Restated Stockholders Agreement dated as of the date hereof substantially in the form attached hereto as Exhibit D (the "Amended and Restated Stockholders Agreement") among the Company and the several other parties named therein, to perform its obligations under this Agreement, the Note, the Amended and Restated Stockholders Agreement and the Registration Rights Agreement Amendment, and to issue, sell and deliver the Securities.


           (b) Except as set forth on Schedule 2.01(b) hereto, the acquisition of (i) any shares of capital stock or securities convertible into capital stock of any other corporation or (ii) any participating interest in any partnership, joint venture or other non-corporate business enterprise, owned of record of beneficially, directly or indirectly, by the Company was duly approved by the Board of Directors of the Company.

            SECTION 2.02 AUTHORIZATION OF AGREEMENTS ETC.

            (a) Each of the execution and delivery by the Company of this Agreement, the Note, the Amended and Restated Stockholders Agreement and the Registration Rights Agreement Amendment, the performance by the Company of its obligations hereunder and thereunder, and the issuance, sale and delivery by the Company of the Securities have been duly authorized by all requisite corporate action and will not violate any provision of law, any order of any court or other agency of government, the Certificate of Incorporation or By-laws of the Company, or any provision of any indenture, agreement or other instrument to which the Company or any of the properties or assets of the Company is bound, or conflict with, result in a breach of or constitute (with due notice or lapse of time or both) a default under any such indenture, agreement or other instrument, or result in the creation or imposition of any lien,charge or encumbrance of any nature whatsoever upon any of the properties or assets of the Company or of any corporation, partnership, joint venture or other entity in which the Company

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owns, of record or beneficially, 50% or more of the voting interests of the same
(such an entity being hereinafter referred to individually as a "Subsidiary" and collectively as subsidiaries").

            (b) The Shares have been duly authorized by the Company and, when sold and paid for in accordance with this Agreement, will be validly issued, fully paid and non-assessable shares of Common Stock and Series C Preferred Stock, as the case may be. The issuance, sale and delivery of the Shares to the Purchasers (other than WCAS CP III) hereunder is not subject to any preemptive rights of stockholders of the Company or to any right of first refusal or other similar right in favor of any person.

            (c) The Conversion Shares (as hereinafter defined) have been duly authorized by the Company and, when issued upon the conversion of the Series C Preferred Stock, will be validly issued, fully paid and non-assessable shares of Common Stock (the "Conversion Shares"). The issuance, sale and delivery of the Conversion Shares to the Purchasers are not subject to any preemptive rights of stockholders of the Company or to any right of first refusal or other similar right in favor of any person.

            SECTION 2.03 VALIDITY. This Agreement has been duly executed and delivered by the Company and constitutes the legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, subject, as to enforcement of remedies, to applicable bankruptcy, insolvency, reorganization, moratorium and similar laws from time to time in effect affecting the enforcement of creditors' rights generally and to general equity principles. The Note, the Amended and Restated Stockholders Agreement and the Registration Rights Agreement Amendment, when executed and delivered by the Company as provided in this Agreement, and when executed and delivered by the other parties hereto (if applicable), will constitute the legal, valid and binding obligations of the Company, enforceable against the Company in accordance with their respective terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium and similar laws from time to time in effect affecting the enforcement of creditors' rights generally and to general equity principles.

          SECTION 2.04 AUTHORIZED CAPITAL STOCK.

          (a) The authorized capital stock of the Company consists of (i) 40,000,000 shares of Common Stock, $.01 par value, (ii) 30,000,000 shares of Class A Common Stock, (iii) 31,200 shares of Series A Redeemable Preferred Stock, (iv) 2,716 shares of Series B Convertible referred Stock, $.01 par value and (v) 20,000 shares of Series C Preferred Stock. All of the issued and outstanding shares of capital stock of the Company are owned of record as set forth on Schedule 2.04(a) hereto.

           (b) Except as contemplated by this Agreement, the Amended and Restated Stockholders Agreement dated as of April 30, 1998 among the Company and the several other parties named therein, as amended, the Company's Certificate of Incorporation or as set forth on Schedule 2.04(b) hereto, (i) no subscription, warrant, option, convertible security or other right

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(contingent or other) to purchase or acquire any shares of any class of capital stock of the Company is authorized or outstanding, (ii) there is no binding commitment of the Company to issue any shares, warrants, options or other such rights or to distribute to holders of any class of the Company's capital stock, any evidences of indebtedness or assets, and (iii) the Company has no obligations (contingent or other) to purchase, redeem or otherwise acquire any shares of its capital stock or any interest therein or to pay any dividend or make any other distribution in respect thereof.

            SECTION 2.05 GOVERNMENTAL APPROVALS. Subject to the accuracy of the representations and warranties of the Purchasers set forth in Article III hereof, except as set forth on Schedule 2.05 hereto, no registration or filing with, or consent or approval of, or other action by, any Federal, state or other governmental agency or instrumentality is or will be necessary for the valid execution and delivery of this Agreement, the Amended and Restated Stockholders Agreement and the Registration Rights Agreement Amendment, the performance of this Agreement, the Amended and Restated Stockholders Agreement and the Registration Rights Agreement Amendment, or the issuance, sale and delivery of the Securities, other than, if applicable, compliance with the requirements of the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended (the "HSR Act").

            SECTION 2.06 FINANCIAL STATEMENTS. Attached hereto as Schedule 2.06 are (x) the audited balance sheet of the Company as of December 31, 1998, and the related statements of operations, stockholders' equity and cash flow of the Company for the year then ended, certified by KPMG Peat Marwick LLP, the independent public accountants retained by the Company and (y) the unaudited balance sheet of the Company as of December 31, 1999, and the related statements of operations, stockholders' equity and cash flow of the Company for the year then ended. Such financial statements have been prepared in accordance with generally accepted accounting principles consistently applied, and fairly present the consolidated financial position of the Company as of the date of such financial statements and the results of its operations for the period then ended in accordance with generally accepted accounting principles. Except as reflected in said financial statements or as disclosed in writing to WCAS VII and FFT Partners, the Company had no material (individually or in the aggregate) obligations or liabilities, absolute, accrued or contingent, as of the date of such financial statements that would be required to be reflected on said financial statements. Since December 31, 1999 there has been no material adverse change in the properties, assets, condition (financial or other), prospects, operating results or business of the Company and its Subsidiaries taken as a whole.

            SECTION 2.07 EVENTS SUBSEQUENT TO DATE OF FINANCIAL STATEMENTS. Since December 31, 1999, and except as set forth on Schedule 2.07 hereto, the Company has not (i) issued any stock, bonds or other corporate securities, (ii) borrowed any amount or incurred any liabilities (absolute or contingent) that would be required to be disclosed on a balance sheet as of the date hereof prepared in accordance with generally accepted accounting principles, except current liabilities incurred, and liabilities under contracts entered into, in the ordinary course of business, (iii) discharged or satisfied any lien or paid any obligation or liability (absolute or contin-

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gent) other than current liabilities shown on such financial statements and current liabilities incurred since that date in the ordinary course of business,
(iv), declared or made any payment or distribution to stockholders or purchased or redeemed any shares of its capital stock or other securities, (v) mortgaged, pledged or subjected to lien any of its assets, tangible or intangible, other than liens of current real property taxes not yet delinquent and payable, (vi) sold, assigned or transferred any of its material tangible assets, except in the ordinary course of business, (vii) acquired any material tangible assets or properties, except in the ordinary course of business, (viii) canceled or compromised any debts or claims, except in the ordinary course of business, (ix) sold, assigned or transferred any patents, trademarks, tradenames, or other intangible rights (or licenses thereto) or permitted any license, permit, or other form of authorization relating to such rights to lapse, (x) suffered any material losses, or waived any rights of material value, whether or not in the ordinary course of business, (xi) received notification of cancellation, or canceled or waived any rights which, individually or in the aggregate, are material with respect to any currently existing agreement, contract, right or understanding, (xii) made any changes in officer compensation, except for compensation attributed to newly hired officers and for changes made in the ordinary course of business and consistent with past practice or (xiii) entered into any transaction except in the ordinary course of business.

            SECTION 2.08 ACTIONS PENDING. Except as set forth on Schedule 2.08 hereto, there is no action, suit, investigation or proceeding pending or, to the knowledge of the Company, threatened against or affecting the Company or any Subsidiary or any of their respective properties or rights before any court or by or before any governmental body or arbitration board or tribunal, the outcome of which might reasonably be expected to result in any material adverse effect on the properties, assets, condition (financial or other), prospects, operating results or business of the Company and its Subsidiaries taken as a whole. To the knowledge of the Company, except as set forth on Schedule 2.08 hereto, there does not exist any reasonable basis for any such action, suit, investigation or proceeding.

            SECTION 2.09 TRADE SECRETS. To the knowledge of the Company, (a) no third party has claimed that any person affiliated with the Company or any Subsidiary has violated any of the terms or conditions of his employment contract with such third party, or disclosed or utilized any trade secrets or proprietary information or documentation of such third party, or interfered in the employment relationship between such third party and any of its employees and (b) no person affiliated with the Company or any Subsidiary has employed any trade secrets or any information or documentation proprietary to any former employer.

            SECTION 2.10. TAXES. The Company and each Subsidiary, as applicable, has duly and timely filed or caused to be filed all Federal, state, local and foreign tax returns that have been required to be filed to date by it and has timely paid or caused to be timely paid all taxes or all assessments received by it to the extent that such taxes or assessments have become due.

            SECTION 2.11 OTHER AGREEMENTS. Neither the Company nor any Subsidiary is in default in any material respect in the performance, observance or fulfillment of any of the

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obligations, covenants or conditions contained in any material agreement or instrument to which it is a party.

            SECTION 2.12 TITLE TO PROPERTIES. Except as set forth on Schedule
2.12 hereto, the Company and each of its Subsidiaries owns its properties and assets free and clear of mortgages, pledges, security interests, liens, charges and other encumbrances.

            SECTION 2.13 COMPLIANCE WITH LAWS. ETC. (a) Each of the Company and its Subsidiaries has all material governmental licenses, franchises and permits for the conduct of its business as currently conducted (collectively, "Governmental Permits").

            (b) The business of the Company and each of its Subsidiaries is being conducted in compliance with all applicable laws, ordinances, rules and regulations of all governmental authorities relating to their respective properties or applicable to their respective businesses, including without limitation the terms of all Governmental Permits and federal securities laws, other than minor non-compliance that can be cured at nominal cost without adversely affecting the business of the Company or any Subsidiary as it is currently conducted. Neither the Company nor any Subsidiary has received any notice of any alleged violation of any of the foregoing, nor is the Company aware of any basis for any such allegation.

            SECTION 2.14 AFFILIATED TRANSACTIONS. Except as contemplated by this Agreement, as set forth on Schedule 2.14 hereto or as disclosed to and approved by the Board of Directors of the Company, to the knowledge of the Company, no officer, director or stockholder of the Company or any person related by blood or marriage to any such person or any entity in which any such person owns any beneficial interest, is a party to any agreement, contract, commitment or transaction with the Company or has any material interest in any material property used by the Company.

            SECTION 2.15 BROKERS' OR FINDERS' FEES. Except as set forth on
Schedule 2.15, all negotiations relative to this Agreement and the transactions contemplated hereby have been carried out by the Company with the Purchasers, without the intervention of any person on behalf of the Company in such a manner to give rise to any claim by any person for a finders' fee, brokerage commission or similar payment.

            SECTION 2.16 DISCLOSURE. Neither this Agreement nor the Schedules and Exhibits attached hereto contains any untrue statement of a material fact or omits to state a material fact necessary in order to make the statements contained herein and therein, in the light of circumstances under which made, not misleading.

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                                       III

                REPRESENTATIONS AND WARRANTIES OF THE PURCHASERS

            Each Purchaser represents and warrants to the Company, severally and not jointly, as follows:

            SECTION 3.01 AUTHORIZATION. The execution, delivery and performance by such Purchaser of this Agreement, the Amended and Restated Stockholders Agreement and the Registration Rights Agreement Amendment, if any, and the purchase and receipt by such Purchaser of the Securities being purchased by it hereunder have been duly authorized by all requisite action on the part of such Purchaser, and will not violate any provision of law, any order of any court or other agency of government applicable to such Purchaser, or any provision of any indenture, agreement or other instrument by which such Purchaser or any of such Purchaser's properties or assets are bound, or conflict with, result in a breach of or constitute (with due notice or lapse of time or both) a default under any such indenture, agreement or other instrument.

            SECTION 3.02 VALIDITY. This Agreement has been duly executed and delivered by such Purchaser and constitutes the legal, valid and binding obligation of such Purchaser, enforceable against such Purchaser in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium and similar laws from time to time in effect affecting the enforcement of creditors' rights generally and to general equity principles. The Amended and Restated Stockholders Agreement and the Registration Rights Agreement Amendment, when executed and delivered by such Purchaser in accordance with this Agreement, and when executed and delivered by the other parties thereto, will constitute the legal, valid and binding obligation of such Purchaser, enforceable in accordance with their terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium and similar laws from time to time in effect affecting the enforcement of creditors' rights generally and to general equity principles.

            SECTION 3.03 INVESTMENT REPRESENTATIONS. (a) Such Purchaser is acquiring the Securities for its own account, for investment, and not with a view toward the resale or distribution thereof in violation of applicable law.

            (b) Such Purchaser understands that it must bear the economic risk of its investment for an indefinite period of time because the Securities are not registered under the Securities Act or any applicable state securities laws, and may not be resold unless subsequently registered under the Securities Act and such other laws or unless an exemption from such registration is available. Such Purchaser also understands that, except as provided in the Amended and Restated Registration Rights Agreement dated as of April 30, 1998 among the Company and the several other parties named therein, as amended (the "Amended and Restated Registration Rights Agreement"), it is not contemplated that any registration will be made under the Securities Act or that the Company will take steps which will make the provisions of Rule 144

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under the Securities Act available to permit resale of the Securities Such
Purchaser will not pledge, transfer, conveyor otherwise dispose of any of the Securities, except in a transaction that is the subject of either (x) an effective registration statement under the Securities Act and any applicable state securities laws, or (y) an opinion of counsel to the effect that such registration is not required (which opinion and counsel shall be reasonably satisfactory to the Company, it being agreed that Reboul, MacMurray, Hewitt, Maynard & Kristol shall be satisfactory, and may be relied on by the Company in making such determination), it being intended that the agreements with respect to the Securities contained in this sentence shall be construed consistently with the provisions relating to the same subject matter contained in the Amended and Restated Registration Rights Agreement.

            (c) Such Purchaser is able to fend for itself in the transactions contemplated by this Agreement and has the ability to bear the economic risks of its investment in the Securities being purchased by it for an indefinite period of time. Such Purchaser has had the opportunity to ask questions of, and receive answers from, officers of the Company with respect to the business and financial condition of the Company and the terms and conditions of the offering of the Securities and to obtain additional information necessary to verify such information or can acquire it without unreasonable effort or expense.

            (d) Such Purchaser has such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risks of its investment in the Securities. Such Purchaser (other than the Purchasers set forth on Schedule 3.03(d) hereto) is an "accredited investor" as such term is defined in Rule 501 of Regulation D under the Securities Act with respect to its purchase of the Securities, and that if such Purchaser is a partnership, it has not been formed solely for the purpose of purchasing the Securities it is purchasing hereunder (unless each of the partners of such partnership is an accredited investors).

            (e) Such Purchaser, to the extent that such Purchaser is subject to the Connecticut Uniform Securities Act, is an institutional buyer under ss.36b-21(b)(8) thereto.

            SECTION 3.04 GOVERNMENTAL APPROVALS. No registration or filing with, or consent or approval of, or other action by, any Federal, state or other governmental agency or instrumentality is or will be necessary by such Purchaser for the valid execution, delivery and performance of this Agreement, the Amended and Restated Stockholders Agreement and the Registration Rights Agreement Amendment, other than, if applicable, compliance with the requirements of the HSR Act.

            SECTION 3.05 BROKERS' OR FINDERS' FEES. Except as set forth on
Schedule 3.05, all negotiations relative to this Agreement and the transactions contemplated hereby have been carried out by the Purchasers with the Company, without the intervention of any person on behalf of the Purchasers in such a manner as to give rise to any claim by any person for a finders' fee, brokerage commission or similar payment.

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                                       IV

                              CONDITIONS PRECEDENT

            SECTION 4.01 CONDITIONS PRECEDENT TO THE OBLIGATIONS OF THE PURCHASERS. The obligations of each Purchaser hereunder are, at its option, subject to the satisfaction, on or before the Closing Date, of the following conditions:

            (a) REPRESENTATIONS AND WARRANTIES TO BE TRUE AND CORRECT. The representations and warranties of the Company contained in this Agreement shall be true and correct in all material respects on the Closing Date, with the same force and effect as though such representations and warranties had been made on and as of such date, and the Company shall have certified to such effect to the Purchasers in writing.

            (b) PERFORMANCE. The Company shall have performed and complied with all agreements and conditions contained herein required to be performed or complied with by it prior to or on the Closing Date, and the Company shall have certified to such effect to the Purchasers in writing.

            (c) ALL PROCEEDINGS TO BE SATISFACTORY. All corporate and other proceedings to be taken by the Company and all waivers and consents to be obtained by the Company in connection with the transactions contemplated hereby shall have been taken or obtained by the Company and all documents incident thereto shall be satisfactory in form and substance to such Purchaser and its counsel.

            (d) LEGAL ACTIONS OR PROCEEDINGS. No legal action or proceeding shall have been instituted or threatened seeking to restrain, prohibit, invalidate or otherwise affect the consummation of the transactions contemplated hereby.

            (e) AMENDED AND RESTATED STOCKHOLDERS AGREEMENT AND REGISTRATION RIGHTS AGREEMENT AMENDMENT. Each of the Amended and Restated Stockholders Agreement and the Registration Rights Agreement Amendment shall have been executed and delivered by the Company and a sufficient number of parties to effect each such Agreement and Amendment.

            (f) CERTIFICATE OF AMENDMENT. The Certificate of Amendment to the Certificate of Incorporation of the Company substantially in the form of Exhibit E hereto shall have been duly adopted and shall have been duly filed with the Secretary of State of the State of Delaware and become legally effective.

            (g) OPINION OF COUNSEL. The Purchasers shall have received an opinion of Nossaman, Guthner, Knox & Elliott, LLP, in form and substance reasonably satisfactory to the Purchasers and their counsel.

            (h) SUPPORTING DOCUMENTS. WCAS VII (on behalf of the Purchases and its counsel shall have received copies of the following supporting documents:

            (i)(x) copies of the Certificate of Incorporation of the Company, and all amendments thereto, certified as of a recent date by the Secretary of State of the State of Delaware, and (y) a certificate of said Secretary dated as of a recent date as to the due incorporation and good standing of the Company and listing all documents of the Company on file with said Secretary;

            (ii) a certificate of the Secretary or a Assistant Secretary of the Company dated the Closing Date and certifying (w) that attached thereto is true and complete copy of the By-laws of the Company as in effect on the date of such certification; (x) that attached thereto is a true and complete copy of resolutions adopted by the Board of Directors of the Company authorizing the execution, delivery and performance of this Agreement, the Registration Rights Agreement Amendment, the Amended and Restated Stockholders Agreement, the Note and the issuance, sale and delivery of the Securities, and that all such resolutions are still in full force and effect and are all the resolutions adopted in connection with the transactions contemplated hereby and thereby; (y) that the Certificate of Incorporation of the Company has not been amended since the date of the last amendment referred to in the certificate delivered pursuant to clause (i)(x) above; and (z) as to the incumbency and specimen signature of each officer of the Company executing this Agreement, the Registration Rights Agreement Amendment, the Amended and Restated Stockholders Agreement, the Note and the stock certificates representing the Shares and any certificate or instrument furnished pursuant hereto, and a certification by another officer of the Company as to the incumbency and signature of the officer signing the certificate referred to in this paragraph (ii); and

            (iii) such additional supporting documents and other information with respect to the operations and affairs of the Company as the Purchasers of their counsel may reasonably request

            All such documents shall be satisfactory in form and substance to the Purchasers and their counsel.

            (i) CONSENTS; HSR ACT WAITING PERIOD. The Company shall have obtained all consents required to be obtained pursuant to Section 5.05 hereof. Without limiting the generality of the foregoing, all applicable waiting periods under the HSR Act with respect to the transactions contemplated hereby shall have expired or been terminated.

            SECTION 4.02 CONDITIONS PRECEDENT TO THE OBLIGATIONS OF THE COMPANY. The obligations of the Company hereunder are, at its option, subject to the satisfaction, on or before the Closing Date of the following conditions:

            (a) REPRESENTATIONS AND WARRANTIES TO BE TRUE AND CORRECT. The representations and warranties of the Purchasers contained in this Agreement shall be true and correct in all material respects on the Closing Date, with the same effect as though such representations and warranties had been made on and as of such date.

            (b) PERFORMANCE. The Purchasers shall have performed and complied with all agreements and conditions contained herein required to be performed or complied with by them prior to or on the Closing Date.

            (c) ALL PROCEEDINGS TO BE SATISFACTORY. All proceedings to be taken by the Purchasers and any waivers and consents to be obtained by the Purchasers in connection with the transactions contemplated hereby shall have been taken or obtained by the Purchasers and all documents incident thereto shall be satisfactory in form and substance to the Company and its counsel.

            (d) LEGAL ACTIONS OR PROCEEDINGS. No legal action or proceeding shall have been instituted or threatened seeking to restrain, prohibit, invalidate or otherwise affect the consummation of the transactions contemplated hereby.

            (e) AMENDED AND RESTATED STOCKHOLDERS AGREEMENT, REGISTRATION RIGHTS AGREEMENT AMENDMENT. Each of the Amended and Restated Stockholders Agreement and the Registration Rights Agreement Amendment shall have been executed and delivered by a sufficient number of parties (other than the Company) to effect each such Agreement and Amendment.

                                        V

                                    COVENANTS

            SECTION 5.01 FINANCIAL STATEMENTS, REPORTS, ETC.

            The Company shall furnish to each of WCAS VII and FFT Partners, prior to the consummation of the Company's IPO and for so long as WCAS VII or FFT Partners, as applicable, shall hold at least 25% of the Securities (or securities into which such Securities are converted, exchanged or reclassified) purchased by WCAS VII or FFT Partners hereunder:

            (a) within 90 days after the end of each fiscal year of the Company, a consolidated balance sheet of the Company as of the end of such fiscal year and the related consolidated statements of operations and retained earnings, changes in stockholders' equity and cash flows of the Company for the fiscal year then ended, together with supporting notes thereto, certified in accordance with generally accepted accounting principles, without qualification as to scope of audit, by a firm of independent public accountants of recognized national standing selected by the Company;

            (b) within 30 days after the end of each month in each fiscal year (other than the last month in each fiscal year), a consolidated balance sheet of the Company and the related consolidated statement of operations and retained earnings, unaudited but certified by the principal financial officer of the Company, such balance sheets to be as of the end of such month and such statements of operations and retained earnings to be for such month and for the period from the beginning of the fiscal year to the end of such month, in each case subject to normal year-end adjustments;

            (c) within 30 days prior to the beginning of each fiscal year of the Company (and with respect to any revision thereof, promptly after such revision has been prepared), a proposed annual operating budget for the Company, including projected monthly income statements, cash flow statements during such fiscal year and a projected consolidated balance sheet as of the end of such fiscal year, and each monthly financial statement furnished pursuant to (b) above shall reflect variances from such operating budget, as the same may from time to time be revised; and

            (d) promptly upon filing, copies of all registration statements, prospectuses, periodic reports and other documents filed by the Company or any Subsidiary with the Securities and Exchange Commission.

            SECTION 5.02 RIGHTS OF INSPECTION. The Company shall, and shall cause its Subsidiaries, officers, directors, employees, representatives, advisors and agents to, afford, from the date hereof, the representatives, advisors and agents of WCAS VII (on behalf of the Purchasers) complete access at all reasonable times during normal business hours to its officers, employees, agents, properties, books, records and workpapers, and shall furnish WCAS VII all financial, operating and other information and data that WCAS VII may reasonably request through such representatives, advisors or agents. At the request of WCAS VII, the Company shall promptly furnish to the Purchasers a copy of all material written correspondence, filings communications (or memoranda setting forth the substance thereof) between the Company or any of its officers, employees, representatives, advisors or agents and any governmental entity with respect to the obtaining of any waivers, consent or approvals and the making of any registrations or filings that are necessary to the transactions contemplated by this Agreement. The Purchasers agree to keep confidential any confidential business information that may be provided to them by the Company pursuant to this Agreement, unless disclosure is required by law as advised by counsel.

            SECTION 5.03 NOTICE OF CERTAIN EVENTS. The Company shall give WCAS VII and FFT Partners prompt notice of (i) the occurrence, or failure to occur, of any event that the Company believes would be likely to (x) cause any of the representations or warranties of the Company contained in this Agreement to be untrue or inaccurate in any material respect at any time from the date hereof or
(y) cause any covenant, condition or agreement contained in this Agreement not to be complied with or satisfied in any material respect, (ii) any failure of the Company, or any officer, director, employee or agent thereof, to comply in any material respect with or satisfy in any material respect any covenant, condition or agreement to be complied with or satisfied by it hereunder, (iii) any event of default under any agreement with respect to indebtedness for borrowed money or a purchase money obligation, and any event which, upon notice or lapse of time or both, would constitute such an event of default, that would permit the holder of such indebtedness or obligation to accelerate the maturity thereof, (iv) any claim, action, suit or proceeding at law or in equity or by or before any governmental instrumentality or agency which, if adversely determined, would materially impair the ability of the Company to carry on its business substantially as now or then conducted, and which, in the case of each of the items set forth in clauses (i) through (iv) above, would be likely to have material adverse effect on the properties, assets, condition (financial or other), prospects, operating results or business of the Company and its Subsidiaries taken as a whole.

            SECTION 5.04 USE OF PROCEEDS. The Company shall use the proceeds from the sale of the Securities hereunder for the acquisition of certain domestic or international surgical centers or hospitals (or assets relating thereto) and for general corporate or other purposes approved by WCAS VII.

            SECTION 5.05 CONSENTS AND APPROVALS. Prior to the Closing Date, the Company shall promptly apply for or otherwise seek and use its best efforts to obtain all authorizations, consents, waivers and approvals (whether by or from any person, entity, court or governmental agency or authority) as may be required in connection with the consummation of this Agreement and the transactions contemplated hereby. In addition, the Company shall pay any filing fees and expenses relating to compliance with the HSR Act in connection with any transaction to which the Company is a party, regardless of who may be deemed to be the "ultimate parent" of the Company (as such term is defined in the HSR
Act).

            SECTION 5.06 COMPLIANCE WITH LAWS. The Company shall comply, and shall cause each of its Subsidiaries to comply, with all applicable laws, rules, regulations and orders, the noncompliance with which could have a material adverse effect on the properties, assets, condition (financial or other), prospects, operating results or business of the Company and its Subsidiaries taken as a whole.

            SECTION 5.07 PREEMPTIVE RIGHTS. (a) Until such time as the Company has consummated an IPO, the Company hereby grants to each of the Purchasers and Donald Steen (collectively, the "Original Investors") the right to purchase such Original Investor's Proportionate Percentage (as hereinafter defined) of any future Eligible Offering (as hereinafter defined). For the purposes of this
Section 5.07 , the following terms shall have the meanings set forth below:

                  "PROPORTIONATE PERCENTAGE" means, with respect to such
            Original Investor as of any date, the result (expressed as percentage) obtained by dividing (i) the number of shares of Class A Common Stock and Common Stock owned by such Original Investor as of such date (treating, for purposes of such calculation, each share of Series C Preferred Stock as the number of shares of Class A Common Stock issuable upon conversion thereof) by (ii) the total number of shares of Class A Common Stock and Common Stock outstanding as of such date (treating, for purposes of such calculation, each share of Series C Preferred Stock as the number of shares of Class A Common Stock issuable upon conversion thereof).


                  "ELIGIBLE OFFERING" means an offer by the Company to sell to investors (including any of the Original Investors) for cash, shares of capital stock of the Company, or any security convertible into or exchangeable for, or carrying rights or options to purchase, capital stock of the Company, other than an offering of securities by the
            Company:

                        (i) to its full-time employees, and/or officers and/or
                  directors and/or consultants and/or advisors of options to purchase shares of Common Stock in connection with or pursuant to the Company's Stock Option Plan as in effect from time to time;


                        (ii) in connection with the conversion or exercise of
                  outstanding securities of the Company;


                        (iii) in connection with any merger of, or acquisition
                  by, the Company; or


                        (iv) in an underwritten public offering of shares of
                  Common Stock registered under the Securities Act.

                  (b) The Company shall, before issuing any securities pursuant to an Eligible Offering, give written notice thereof to each of the Original Investors. Such notice shall specify the security or securities the Company proposes to issue and the consideration that the Company intends to receive therefor. For a period often (10) days following the date of such notice, each of the Original Investors shall be entitled, by written notice to the Company, to elect to purchase all or any part of such Original Investor's Proportionate Percentage of the securities being sold in the Eligible Offering; PROVIDED, HOWEVER, that if two or more securities shall be proposed to be sold as a "unit" in an Eligible Offering, any such election must relate to such unit of securities. In the event that elections pursuant to this Section 5.07 shall not be made with respect to any securities included in an Eligible Offering within such ten (10) day period, then the Company may issue such securities to investors, but only for a consideration payable in cash not less than, and otherwise on no more favorable terms to the investors than, that set forth in the Company's notice and only within 180 days after the end of such ten (10) day period. In the event that any such offer is accepted by one or more Original Investors, on a mutually agreeable date not less than ten (10) business days following such acceptance, the Company shall sell to such Original Investors and such Original Investors shall purchase from the Company, for the consideration and on the terms set forth in the notice as aforesaid, the securities that such Original Investors shall have elected to purchase.

            SECTION 5.08 MANAGEMENT FEE. At no time shall WCAS VII (or its partners) charge the Company for management or similar fees relating to its investment in the Company.



                                       VI

                                  MISCELLANEOUS

            SECTION 6.01 EXPENSES. ETC. The Company shall pay its own expenses. All fees and expenses of WCAS VII incident to the negotiation, preparation and execution of this Agreement, including the fees and expenses of counsel, accountants or other advisors (i) shall be paid by the Company in the event that such transactions are consummated and (ii) shall be borne by the party incurring such expense in the event such transactions are not consummated. Each party hereto will indemnify and hold harmless the others against and in respect of any claim for brokerage or other commissions relative to this Agreement or to the transactions contemplated hereby, made as a result of any agreements, arrangements or understandings made or claimed to have been made by such party with any third party.

            SECTION 6.02 SURVIVAL OF AGREEMENTS. All covenants, agreements, representations and warranties made herein shall survive the execution and delivery of this Agreement and the issuance, sale and delivery of the Securities pursuant hereto and all statements contained in any certificate or other instrument delivered by the Company hereunder shall be deemed to constitute representations and warranties made by the Company.

            SECTION 6.03 PARTIES IN INTEREST. All covenants and agreements contained in this Agreement by or on behalf of any of the parties hereto shall bind and inure to the benefit of the respective successors and assigns of the parties hereto whether so expressed or not.

            SECTION 6.04 NOTICES. Any notice or other communications required or permitted hereunder shall be deemed to be sufficient if contained in a written instrument delivered in person or by overnight courier or duly sent by first class certified mail, postage prepaid, or by facsimile addressed to such party at the address or facsimile number set forth below:

            if to the Company, to:

                        United Surgical Partners International, Inc.
                        17103 Preston Road Suite 190 North
                        Dallas, Texas 75248
                        Facsimile: 972-267-0084
                        Attention: Donald Steen
            with a copy to:

                        Nossaman, Guthner, Knox & Elliott, LLP
                        445 South Figueroa Street, 31st Floor
                        Los Angeles, CA 90071
                        Facsimile: 213-612-7801
                        Attention: Robert D. Mosher, Esq.

            if to any Purchaser, to such Purchaser at the address appearing on Annex I hereto;

or, in any case, at such other address or addresses as shall have been furnished in writing by such party to the other parties hereto. All such notices, requests, consents and other communications shall be deemed to have been received (a) in the case of personal or courier delivery, on the date of such delivery, (b) in the case of mailing, on the fifth business day following the date of such mailing and (c) in the case of facsimile, when received.

            SECTION 6.05 WAIVER OF PRIOR PREEMPTIVE RIGHTS. Each of the Purchasers and Donald Steen hereby (i) waive their respective rights to purchase a proportionate percentage of the Shares as set forth in Section 5.07 of the Securities Purchase Agreement dated Apri1 30, 1998 (the "Apri1 1998 Agreement") among the Company, WCAS VII and the several other parties named therein and
Section 5.07 of the Securities Purchase Agreement dated October 26, 1998 (the "October 1998 Agreement") among the Company, WCAS VII, FFT Partners and the several other parties named therein and (ii) agree that Section 5.07 of this Agreement shall supercede Section 5.07 of each of the April 1998 Agreement and October 1998 Agreement in all respects.

            SECTION 6.06 ENTIRE AGREEMENT; MODIFICATIONS. This Agreement (including the Exhibits, Annexes and Schedules hereto) constitutes the entire agreement of the parties with respect to the subject matter hereof and may not be amended or modified nor any provisions waived except in a writing signed by the party to be charged.

            SECTION 6.07 ASSIGNMENT. This Agreement may not be assigned by the Company or the Purchasers without the prior written consent of the Company and each of the Purchasers.

            SECTION 6.08 COUNTERPARTS. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but alJ of which together shall constitute one and the same instrument.

            SECTION 6.09 GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware.

            IN WITNESS WHEREOF, the Company and the Purchasers have executed this Agreement as of the day and year first above written.


                                   UNITED SURGICAL PARTNERS
                                     INTERNATIONAL, INC.




                                   By /s/ DONALD STEEN
                                          Donald Steen
                                          Chief Executive Officer



                                   WCAS PURCHASERS:



                                   WELSH, CARSON, ANDERSON
                                     & STOWE VII, L.P .

                                   By WCAS VII Partners, L.L.C.
                                   General Partner




                                   By /s/ JONATHAN M. RATHER
                                          Jonathan M. Rather
                                          General Partner


                                   WCAS CAPITAL PARTNERS III, L.P.

                                   By WCAS CP III Associates, L.L.C.
                                   General Partner



                                    By /s/ JONATHAN M. RATHER
                                           Jonathan M. Rather
                                           General Partner

                                    WCAS HEALTHCARE PARTNERS, L.P.

                                    By WCAS HC Partners
                                    General Partner



                                    By /s/ JONATHAN M. RATHER
                                           Jonathan M. Rather
                                           Attorney-in-Fact

                                    Patrick J. Welsh
                                    Russell L. Carson
                                    Bruce K. Anderson
                                    Richard H. Stowe
                                    Andrew M. Paul
                                    Laura VanBuren
                                    Rudolph E. Rupert
                                    D. Scott Mackesy
                                    Thomas E. McInerney
                                    Robert A. Minicucci
                                    Anthony J. deNicola
                                    Paul B. Queally
                                    Sanjay Swani
                                    Sean Traynor



                                    /s/ JONATHAN M. RATHER
                                    By Jonathan M. Rather
                                    Attorney-in-Fact



                                    /s/ LAUREN MELKUS
                                        Lauren Melkus



                                    /s/ JONATHAN RATHER
                                        Jonathan Rather

                                    FFT PARTNERS I, L.P.

                                    By Ferrer Freeman Thompson & Co., LLC
                                    General Partner



                                    By /s/ CARLOS A. FERRER
                                    Name:  Carlos A. Ferrer
                                    Title: General Partner



                                    FFT EXECUTIVE PARTNERS I, L.P.

                                    By Ferrer Freeman Thompson & Co., LLC
                                    General Partner



                                    By /s/ CARLOS A. FERRER
                                    Name:  Carlos A. Ferrer
                                    Title: General Partner



Acknowledge and Agreed
as to Section 6.05


/s/ DONALD STEEN
    Donald Steen